UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Capstead Mortgage Corporation

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above. * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Capstead Mortgage Corporation Meeting Type: Date: Time: Place: Annual Meeting of Stockholders Tuesday, May 11, 2021 09:00 AM, Central Daylight Time To be held virtually -- please visit www.proxydocs.com/CMO for additional information on virtual meeting registration. You must register to attend the meeting online and/or participate at www.proxydocs.com/CMO SEE REVERSE FOR FULL AGENDA INTERNET www.investorelections.com/CMO TELEPHONE (866) 648-8133 * E-MAIL paper@investorelections.com For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/CMO If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before May 03, 2021. To order paper materials, use one of the following methods. P.O. BOX 8016, CARY, NC 27512-9903 Capstead Mortgage Corporation Important Notice Regarding the Availability of Proxy Materials Annual Meeting of Stockholders to be held on May 11, 2021 For Stockholders as of record on March 17, 2021 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy materials, and to obtain directions to attend meeting, go to: www.proxydocs.com/CMO To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.

Capstead Mortgage Corporation Annual Meeting of Stockholders PROPOSAL 1. Election of Directors 1.01 Pat Augustine 1.02 Jack Biegler 1.03 Michelle P. Goolsby 1.04 Gary Keiser 1.05 Christopher W. Mahowald 1.06 Michael G. O’Neil 1.07 Phillip A. Reinsch 1.08 Mark S. Whiting 2. To approve on an advisory (non-binding) basis our 2020 executive compensation. 3. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR EACH OF THE NOMINEES LISTED BELOW AND PROPOSALS 2 and 3